                                  UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 2002

                              HOME FEDERAL BANCORP
             (Exact name of registrant as specified in its charter)

                                     0-18847
                            (Commission File Number)

              INDIANA                                       35-1807839
     (State or other jurisdiction)                        (I.R.S. Employer
   of incorporation or organization)                     Identification No.)

  501 Washington Street, Columbus, Indiana                     47201
  (Address of Principal Executive Offices)                   (Zip Code)

        Registrants telephone number including area code: (812) 522-1592

                       INFORMATION INCLUDED IN THE REPORT

Item 8.  Change in Fiscal Year.

     On  September  24, 2002,  the Board of  Directors  of Home Federal  Bancorp
determined  to change the  company's  fiscal year end. The  company's new fiscal year will end each year on December 31. Home Federal  Bancorp will file a report on Form 10-K for the six-month period ending December 31, 2002.

                    ________________________________________

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                HOME FEDERAL BANCORP

Date:  September 27, 2002                       By: /s/ John K. Keach, Jr.
                                                John K. Keach, Jr.
                                                Chairman, President and Chief
                                                Executive Officer